     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 13, 2001
                                                      REGISTRATION NO. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                      CHARLES RIVER ASSOCIATES INCORPORATED
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                                                   04-2372210
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                             identification no.)

200 CLARENDON STREET, BOSTON, MASSACHUSETTS                      02116
(Address of principal executive offices)                      (Zip code)

                      CHARLES RIVER ASSOCIATES INCORPORATED
                1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                              --------------------

                                JAMES C. BURROWS
                      CHARLES RIVER ASSOCIATES INCORPORATED
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116
                     (Name and address of agent for service)

                                 (617) 425-3000
          (Telephone number, including area code, of agent for service)

                              --------------------

                                 WITH COPIES TO:
                            PETER M. ROSENBLUM, ESQ.
                              JOHN D. HANCOCK, ESQ.
                             FOLEY, HOAG & ELIOT LLP
                             ONE POST OFFICE SQUARE
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 832-1000

                              --------------------

                         CALCULATION OF REGISTRATION FEE


========================================================================================
    TITLE OF            AMOUNT        PROPOSED MAXIMUM   PROPOSED MAXIMUM    AMOUNT OF
SECURITIES TO BE        TO BE          OFFERING PRICE        AGGREGATE      REGISTRATION
   REGISTERED         REGISTERED         PER SHARE        OFFERING PRICE        FEE
----------------------------------------------------------------------------------------
common stock,
  no par value     271,900 shares(1)      $10.34(2)         $2,811,446        $  703
----------------------------------------------------------------------------------------
common stock,
  no par value     628,100 shares(3)      $14.63(4)         $9,189,103        $2,298
----------------------------------------------------------------------------------------
  Total ..............................................................        $3,001
========================================================================================

(1) Represents shares of common stock issuable upon exercise of stock options outstanding under the Charles River Associates Incorporated 1998 Incentive and Nonqualified Stock Option Plan, as amended.

(2) Calculated pursuant to Rule 457(h)(1) under the Securities Act of 1933 based on the weighted average exercise price per share of the options outstanding under the stock option plan.

(3) Represents shares of common stock issuable upon exercise of stock options available for grant pursuant to the stock option plan.

(4) Calculated pursuant to Rules 457(c) and (h)(1) under the Securities Act of 1933 based on the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on June 11, 2001.

     This registration statement covers 900,000 shares of common stock issuable pursuant to our 1998 Incentive and Nonqualified Stock Option Plan. These shares are in addition to the 970,000 shares of common stock registered pursuant to the registration statement on Form S-8, File No. 333-63451, which we filed with the Securities and Exchange Commission on September 15, 1998.

     The contents of our registration statement on Form S-8, File No. 333-63451, are incorporated herein by reference.

ITEM 8. EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION
--------    -----------

   5.1      Opinion of Foley, Hoag & Eliot LLP.
  23.1      Consent of Ernst & Young LLP, independent auditors.
  23.2      Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1).
  24.1 Power of attorney (contained on the signature page of this registration statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, as of June 13, 2001

                                       CHARLES RIVER ASSOCIATES INCORPORATED

                                       By: /s/ James C. Burrows
                                           -----------------------------------
                                           James C. Burrows
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints James C. Burrows and Marybeth Celorier, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this registration statement, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for him or her, or any or all of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the indicated capacities as of June 13, 2001.

          SIGNATURE                     TITLE
          ---------                     -----

/s/ Franklin M. Fisher          Chairman of the Board
----------------------------
Franklin M. Fisher


/s/ James C. Burrows            President, Chief Executive Officer and Director
----------------------------   (Principal Executive Officer)
James C. Burrows


/s/ Marybeth Celorier           Vice President and Treasurer
----------------------------   (Principal Financial and Accounting Officer)
Marybeth Celorier

/s/ William F. Concannon        Director
----------------------------
William F. Concannon


/s/ Carl Kaysen                 Director
----------------------------
Carl Kaysen


/s/ Rowland T. Moriarty         Director
----------------------------
Rowland T. Moriarty


/s/ J. Robert S. Prichard       Director
----------------------------
J. Robert S. Prichard


/s/ Steven C. Salop             Director
----------------------------
Steven C. Salop


/s/ Carl B. Shapiro             Director
----------------------------
Carl B. Shapiro

                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

   5.1      Opinion of Foley, Hoag & Eliot LLP.
  23.1      Consent of Ernst & Young LLP, independent auditors.
  23.2      Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1).
  24.1 Power of attorney (contained on the signature page of this registration statement).